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                                                                   EXHIBIT 10.9

                                WARRANT AGREEMENT

                                     between

                          EON LABS MANUFACTURING, INC.,
                                   as Issuer,

                           THE VARIOUS WARRANTHOLDERS
                       WHO ARE OR MAY BECOME PARTY HERETO

                                       and

                           HEXAL PHARMACEUTICALS, INC.

Dated as of December 5, 2000

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
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                                TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
SECTION 1.     Definitions..................................................................1
SECTION 2.     The Warrants.................................................................5
SECTION 3.     Exercise.....................................................................5
SECTION 4.     Payment of Taxes.............................................................7
SECTION 5.     Replacement Warrant..........................................................7
SECTION 6.     Representations and Warranties of the Company................................7
SECTION 7.     Reservation of Shares and Other Covenants....................................7
SECTION 8.     Distributions and Notices...................................................10
SECTION 9.     No Dilution or Impairment...................................................11
SECTION 10.    Registration Rights; Procedures; Indemnification............................12
SECTION 11.    Transfers of the Warrant....................................................17
SECTION 12.    Right of First Refusal in Sales by Security Holders.........................18
SECTION 13.    Come Along..................................................................20
SECTION 14.    Confidentiality.............................................................21
SECTION 15.    Delays, Omissions and Indulgences...........................................21
SECTION 16.    Rights of Transferees.......................................................21
SECTION 17.    Captions....................................................................22
SECTION 18.    Notices.....................................................................22
SECTION 19.    Successors and Assigns......................................................22
SECTION 20.    Severability................................................................22
SECTION 21.    GOVERNING LAW...............................................................22
SECTION 22.    Entire Agreement; Amendment.................................................22
SECTION 23.    Rules of Construction.......................................................23

                                       -i-
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                                WARRANT AGREEMENT

     THIS WARRANT AGREEMENT (the "AGREEMENT") is dated as of December 5, 2000, among EON LABS MANUFACTURING, INC., a Delaware corporation (the "COMPANY"), each of the other warrantholders who are or may become party hereto (collectively, the "WARRANTHOLDERS") and solely for the purposes of Section 13 hereof, HEXAL PHARMACEUTICALS, INC., a Delaware Corporation ("Hexal").

                              STATEMENT OF PURPOSE

     Pursuant to a Stock and Debt Repayment Purchase Agreement, dated
November __, 2000 (the "PURCHASE AGREEMENT"), among Hexal Pharmaceuticals, Inc. ("HEXAL") and all of the holders (the "ELI STOCKHOLDERS") of all of the capital stock of, and of warrants to purchase capital stock of, Eon Labs, Inc., a Delaware corporation ("ELI"), Hexal is purchasing all of the outstanding ELI capital stock and warrants from the ELI Stockholders, and the ELI Stockholders are selling to Hexal all of the outstanding ELI capital stock and warrants.

     As a result of the purchase and sale of securities contemplated by the Purchase Agreement, ELI and the Company will become wholly owned subsidiaries of Hexal.

     It is a condition to the purchase and sale of securities contemplated by the Purchase Agreement that the Company issue to the Warrantholders, Stock Purchase Warrants (the "WARRANTS") to purchase five percent (5%) of the Fully Diluted (as hereinafter defined) Common Stock of the Company.

     The parties hereto desire to set forth certain terms and conditions applicable to the Warrants and certain rights and obligations among the Company and the Warrantholders, as more fully described herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1.   DEFINITIONS.

     As used herein, the following terms shall have the following meanings. Capitalized terms not appearing below and not otherwise defined herein shall have the meaning ascribed to them in the Purchase Agreement.

     "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "AGGREGATE EXERCISE PRICE" has the meaning assigned thereto in
Section 3(b).

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     "ASSIGNED PERCENTAGE" has the meaning assigned thereto in Section 2.

     "BUSINESS DAY" means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

     "CAPITAL STOCK" means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests and (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

     "CASHLESS EXERCISE" has the meaning assigned thereto in Section 3(c).

     "CHARTER DOCUMENTS" means the Certificate of Incorporation and the Bylaws of the Company, as amended or supplemented from time to time.

     "COMMISSION" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act or the Exchange Act.

     "COMMON STOCK" means (a) the common stock of the Company, par value $0.01 per share, as described in the Charter Documents, and (b) any other Capital Stock of the Company into which such Common Stock is reclassified or reconstituted.

     "CURRENTLY OUTSTANDING SHARES" means the shares of Series A Preferred Stock outstanding on the date of this Agreement.

     "DISPOSITION" has the meaning assigned thereto in Section 13.

     "DISTRIBUTION" has the meaning assigned thereto in Section 8(a).

     "ELECTION TO PURCHASE" has the meaning assigned thereto in Section 3(a).

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

     "EXERCISE AMOUNT" has the meaning assigned thereto in Section 3(a).

     "EXERCISE PRICE" has the meaning assigned thereto in Section 2.

     "EXPIRATION DATE" means the earliest of (a) the fifth (5th) anniversary of the date hereof, (b) the Initial Public Offering or (c) the Sale of the Company.

     "FAIR MARKET VALUE PER SHARE" means as of a particular date (a) the fair market value of the Fully Diluted Common Stock based upon an arm's length sale of the Company on such date (including its ownership interest in all Persons) as an entirety, such sale being between a willing buyer and a willing seller and determined without reference to any discount for minority interest, restrictions on transfer, disparate voting rights among classes of Capital Stock or lack of

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marketability with respect to capital stock DIVIDED BY (b) the aggregate number of shares of Fully Diluted Common Stock. The Fair Market Value Per Share shall be determined initially by the Company within ten (10) days of any event for which such determination is required and such determination (including the basis therefor) shall be promptly provided to each Warrantholder. Such determination shall be binding on each Warrantholder unless the Required Warrantholders object thereto in writing within ten (10) days of receipt. In the event the Company and the Required Warrantholders cannot agree on the Fair Market Value Per Share within ten (10) Business Days of receipt by the Company of the Required Warrantholders' objection, the Fair Market Value Per Share shall be determined by an appraiser that is not an Affiliate of any interested party (which may be a national or regional investment bank or national accounting firm) mutually selected by the Company and the Required Warrantholders; PROVIDED, that if the Company and the Required Warrantholders shall fail to agree to such an appraiser, the Fair Market Value Per Share shall be determined by a panel of three such appraisers. Within five (5) days after the date the Company and the Required Warrantholders determine that they cannot agree as to an appraiser, the Company on the one hand and the Required Warrantholders on the other hand shall each designate one such appraiser that is willing and able to conduct such determination. If either fails to make such determination within such time period, then the other parry that has made the designation shall have the right to make the designation on such failing party's behalf. The two appraisers so designated shall, within a period of five (5) days after the designation of the second appraiser, designate a mutually acceptable third appraiser. The Fair Market Value Per Share shall be the average of the determination of the two appraisers that are closer to each other than to the determination of the third appraiser, which third determination shall be discarded; PROVIDED, HOWEVER, that if the determination of two appraisers are equally close to the determination of the third appraiser, then the Fair Market Value Per Share shall be the average of the determination of all three appraisers. The fees and expenses of the appraisers shall be paid by the Company unless such determination results in a Fair Market Value Per Share less than or equal to the Fair Market Value Per Share initially determined by the Company in which case such fees and expenses shall be borne by the Warrantholders. Any determination of Fair Market Value Per Share by the appraiser or appraisers shall be made within thirty (30) days of the date of selection of the last appraiser (if there shall be more than one).

     "FULLY DILUTED" means, with respect to the Common Stock, as of any date, the number of shares of Common Stock that would be outstanding assuming all securities of the Company convertible into or exchangeable for Common Stock (including, without limitation, shares of Series A Preferred Stock) were converted into shares of Common Stock pursuant to their respective terms and all options, warrants or other rights to acquire Common Stock were exercised.

     "HEXAL SELLER" has the meaning assigned thereto in Section 13.

     "INITIAL PUBLIC OFFERING" by the Company shall be deemed to have occurred on the date of the closing of the first sale by the Company to the general public of its Capital Stock in a transaction registered under the Securities Act pursuant to a Securities Act registration statement that is effective under the Securities Act.

     "PERCENTAGE INTEREST" means, with respect to any Warrantholder, the quotient, expressed as a percentage, equal to (a) the number of Warrant Shares for which such Warrantholder's

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Warrant may be exercised divided by (b) the aggregate number of Warrant Shares for which all Warrants may be exercised.

     "PERMITTED HEXAL TRANSFEREE" has the meaning assigned thereto in
Section 13.

     "PERSON" means any individual, firm, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof, or other entity of any kind and includes any successor (by merger or otherwise) of such entity.

     "PRINCIPAL OFFICE" means the Company's principal office as set forth in
Section 18 hereof or such other principal office of the Company in the United States of America the address of which first shall have been set forth in a notice to the Warrantholders.

     "PURCHASE AGREEMENT" has the meaning assigned thereto in the Statement of Purpose.

     "REGISTRATION EXPENSES" shall mean the expenses so described in
Section 10(c) hereof.

     "REGULATORY REQUIREMENT" has the meaning assigned thereto in Section 6(c).

     "REQUIRED WARRANTHOLDERS" means the holders of at least fifty-one percent (51%) of the Warrant Securities then outstanding determined on a Fully Diluted basis.

     "SALE OF THE COMPANY" means the sale, lease or disposition of all or substantially all of the outstanding capital stock, assets or business of the Company to a third party which is not an Affiliate of the Company or, the merger, consolidation or share exchange of the Company with or into another corporation which is not an Affiliate of the Company.

     "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

     "SELLING EXPENSES" shall mean the expenses so described in Section 10(c) hereof.

     "SERIES A PREFERRED STOCK" means the Company's Series A Convertible Preferred Stock, par value $.01 per share.

     "SUBSIDIARY" means, with respect to any Person, any entity of which more than fifty percent (50%) of the outstanding capital stock or other ownership interests having ordinary voting power to elect the board of directors or other managers of such entity is at the time, directly or indirectly, owned by or the management is otherwise controlled by such Person. Unless otherwise qualified, references to "Subsidiary" or "Subsidiaries" herein shall refer to those of the Company.

     "THIRD PARTY TRANSFEREE" has the meaning assigned thereto in Section 13.

     "TRANSACTION" has the meaning assigned thereto in Section 8(b).

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     "VOTING STOCK" means, with respect to any Person, Capital Stock issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

     "WARRANT" has the meaning assigned thereto in the Statement of Purpose.

     "WARRANT SHARES" means (a) the shares of Common Stock issued or issuable upon exercise of any Warrant in accordance with its terms, and (c) all other shares of the Capital Stock issued with respect to such shares by way of stock dividend, stock split or other reclassification or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's Capital Stock.

     SECTION 2.   THE WARRANTS.

     Pursuant to the Purchase Agreement and subject to the terms and conditions of this Agreement, the Company hereby issues and delivers to the Warrantholders Warrants (each in the form of EXHIBIT A hereto) to purchase, at a price per share equal to $.01 per share (the "EXERCISE PRICE"), fully paid and nonassessable shares of Common Stock. Prior to the earlier of an Initial Public Offering or the Sale of the Company, each Warrant shall be exercisable for a number of shares of Common Stock which will represent, at the time of exercise of the Warrant, a specified percentage (as indicated on Schedule 1.2 to the Purchase Agreement for the specified Warrantholder) of the total number of shares of the Company's Common Stock on a Fully Diluted basis not exceeding in the aggregate for all Warrants, five percent (5%) of the Fully Diluted Common Stock (such Warrant's "ASSIGNED PERCENTAGE"). As of the date of this Agreement, the Warrants are exercisable, in the aggregate for shares of the Company's Common Stock which represent five percent of the Fully Diluted Common Stock.

     SECTION 3.   EXERCISE.

     (a) METHOD OF EXERCISE. On or before the Expiration Date, each Warrantholder, in accordance with the terms hereof, may exercise its Warrant in whole or in part. Each Warrantholder shall effect such exercise by delivering such Warrant to the Company during normal business hours on any Business Day at the Company's Principal Office, together with the Election to Purchase, in the form attached hereto as EXHIBIT B (the "ELECTION TO PURCHASE"), duly executed, and payment of the Exercise Price per share for the number of shares to be purchased (the "EXERCISE AMOUNT"), as specified in the Election to Purchase. If the Expiration Date is not a Business Day, then such Warrant may be exercised on the next succeeding Business Day.

     (b) PAYMENT OF AGGREGATE EXERCISE PRICE. Payment of the Aggregate Exercise Price shall be made to the Company in cash or other immediately available funds or as provided in Section 3(c), or a combination thereof. In the case of payment of all or a portion of the Aggregate Exercise Price pursuant to
Section 3(c), the direction by the exercising Warrantholder to make a Cashless Exercise shall serve as accompanying payment for that portion of the Aggregate Exercise Price. The amount to be paid (the "AGGREGATE EXERCISE PRICE") shall equal the product of (a) the Exercise Amount multiplied by (b) the Exercise Price.

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     (c)   CASHLESS EXERCISE. Each exercising Warrantholder shall have the right to pay all or a portion of the Aggregate Exercise Price by making a cashless exercise pursuant to this Section 3(c) (a "CASHLESS EXERCISE"), in which case the portion of the Aggregate Exercise Price to be so paid shall be paid by reducing the number of shares of Common Stock otherwise issuable pursuant to the Election to Purchase by an amount equal to the product of (A)(i) the Exercise Price to be so paid divided by (ii) the Fair Market Value Per Share and (B) the number of shares of Common Stock otherwise issuable pursuant to the Election to Purchase. Upon a Sale of the Company or the consummation of an Initial Public Offering, in each case prior to the fifth (5th) anniversary of the date hereof, each Warrantholder shall automatically be deemed to have made a Cashless
Exercise immediately prior to the Sale of the Company or the consummation of an Initial Public Offering, as the case may be, notwithstanding that a duly executed Election to Purchase, the remaining Exercise Amount (if any) and the Warrant shall not have been tendered to the Company; PROVIDED, HOWEVER, until such tender, such Warrantholder shall not be entitled to receive certificates representing the shares of Common Stock issuable upon such exercise. The number of shares of Common Stock to be issued to the exercising Warrantholder as a result of a Cashless Exercise will therefore be as follows:

       (FAIR MARKET VALUE PER SHARE-EXERCISE PRICE) x Cashless Exercise Amount*
                        Fair Market Value Per Share

     * The Cashless Exercise Amount in the above formula is that portion of the Exercise Amount (expressed as a number of shares of Common Stock) with respect to which the Exercise Price is being paid by Cashless Exercise pursuant to this Section 3(c).

     (d) ISSUANCE OF SHARES. Upon receipt by the Company of the exercising Warrantholder's Warrant at its Principal Office in proper form for exercise, and accompanied by payment of the Aggregate Exercise Price as aforesaid, or upon an automatic Cashless Exercise upon a Sale of the Company or the consummation of the Initial Public Offering pursuant to Section 3(c), the exercising Warrantholder shall be deemed to be the holder of record of the share of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock may not then be actually delivered. Upon such surrender of such Warrant and payment of the Aggregate Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to, or upon the written order of, such Warrantholder (and in such name or names as such Warrantholder may designate) a certificate or certificates for the Exercise Amount, subject to any reduction as provided in
Section 3(c) for a Cashless Exercise.

           FRACTIONAL SHARES. The Company shall not be required to deliver fractions of shares of Common Stock upon exercise of any Warrant. If any fraction of a share of would be deliverable upon exercise of a Warrant, the Company may, in lieu of delivering such fraction of a share, make a cash payment to the affected Warrantholder in an amount equal to the same fraction of the Fair Market Value Per Share determined as of the Business Day immediately preceding the date of exercise of such Warrant.

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     (e)   PARTIAL EXERCISE. In the event of a partial exercise of any Warrant, the Company shall issue to the affected Warrantholder a Warrant in like form for the unexercised portion thereof.

     SECTION 4.   PAYMENT OF TAXES.

     The Company shall pay all stamp taxes attributable to the initial issuance of shares or other securities issuable upon the exercise of each Warrant or issuable pursuant to Section 8 hereof, excluding any tax or taxes which may be payable because of the transfer involved in the issuance or delivery of any certificates for shares or other securities in a name other than that of the exercising Warrantholder in respect of which such shares or securities are issued.

     SECTION 5.   REPLACEMENT WARRANT.

     If any Warrant is mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant and upon receipt of indemnity reasonably satisfactory to the Company; PROVIDED, that if the Warrantholder is a financial institution or other institutional investor its own agreement shall be satisfactory.

     REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Warrantholder as follows:

     (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter Documents of the Company, or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or any of its Subsidiaries.

     (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

     SECTION 6.   RESERVATION OF SHARES AND OTHER COVENANTS.

     (a) RESERVATION OF AUTHORIZED COMMON STOCK. The Company shall at all times reserve and keep available out of the aggregate of its authorized but unissued shares, free of preemptive rights, such number of its duly authorized shares of Common Stock, or other stock or securities deliverable pursuant to
Section 8 hereof, as shall be sufficient to enable the Company at any time to fulfill all of its obligations under this Agreement and the Warrants.

     (b) AFFIRMATIVE ACTIONS TO PERMIT EXERCISE AND REALIZATION OF BENEFITS. If any shares of Common Stock reserved or to be reserved for the purpose of exercise of the Warrants, or any

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shares or other securities reserved or to be reserved for the purpose of issuance pursuant to Section 8 hereof, require registration with or approval (other than as a result of a Regulatory Requirement contemplated by Section 6(c)) of any governmental authority under any federal or state law (including but not limited to approvals or expirations of waiting periods required under the Hart-Scott-Rodino Antitrust Improvements Act, but excluding the Securities Act and any state securities or "blue skies" laws) before such shares or other securities may be validly delivered upon exercise of any Warrant, then each of the Company and the Warrantholders shall cooperate with each other so that each may prepare and file notification and report forms in compliance with such law and shall otherwise fully comply with the requirements of such law, to the extent required in connection with the exercise of the Warrants. The Warrantholders shall bear all filing fees and their own legal expenses in connection with the filing of such forms.

     (c) REGULATORY REQUIREMENTS AND RESTRICTIONS. In the event of any reasonable determination by any Warrantholder that, by reason of any existing or future federal or state law, statute, rule, regulation, guideline, order, court or administrative ruling, request or directive (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) (a "REGULATORY REQUIREMENT"), such Warrantholder is effectively restricted or prohibited from holding its Warrant or the related Warrant Shares (including any shares of capital stock or other securities distributable to such Warrantholder in any merger, reorganization, readjustment or other reclassification), or otherwise realize upon or receive the benefits intended under its Warrant, the Company shall, and shall use its commercially reasonable efforts to have its shareholders, take such action as such Warrantholder may reasonably deem necessary to permit such Warrantholder to comply with such Regulatory Requirement. Such action to be taken may include, without limitation, the Company's authorization of one or more new classes of Capital Stock for which such Warrant may be exercised or to make such modifications and amendments to the Charter Documents, this Agreement, the related Warrant or any other documents and instruments related to or executed in connection herewith or with the Warrants as may be deemed reasonably necessary by such Warrantholder. Such Warrantholder shall give written notice to the Company of any such determination and the action or actions necessary to comply with such Regulatory Requirement, which notice and determination shall be conclusive absent manifest error, and the Company shall take all commercially reasonable steps necessary to comply with such determination as expeditiously as possible.

     (d) VALIDLY ISSUED SHARES. The Company covenants that all shares of Capital Stock that may be delivered upon exercise of each Warrant (including those issued pursuant to Section 8 hereof) shall upon delivery by the Company be duly authorized and validly issued, fully paid and nonassessable, free from all taxes, liens and charges with respect to the issue or delivery thereof and otherwise free of all other security interests, encumbrances and claims of any nature whatsoever.

     (e) SALE OR TRANSFER OF ASSETS. The Company covenants that it shall not, and it shall not permit any of its Subsidiaries to, sell, lease or transfer or otherwise dispose of any or all of its assets to any Person (other than the sale, lease or transfer from the Company to any wholly-owned Subsidiary of the Company, or from any Subsidiary of the Company to the Company or any other wholly-owned Subsidiary of the Company) other than the sale of assets or inventory, in

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each case in the ordinary course of business to the extent consistent with the operations of the Company as conducted prior to the date of this Agreement.

     (f) TRANSACTION WITH AFFILIATES. Then Company covenants that it shall not, and that it shall not permit any of its Subsidiaries to, effect any transaction with any Affiliates (other than transactions between the Company and any of its wholly-owned Subsidiaries and transactions between or among wholly-owned Subsidiaries of the Company) on a basis less favorable to the Company and its Subsidiaries, considered as a whole, than would be the case if such transaction had been effected with a Person not an Affiliate.

     (g) ISSUANCE OF CAPITAL STOCK. Then Company covenants that prior to its Initial Public Offering it shall not issue or agree to issue any shares of its Capital Stock (nor shall it issue or agree to issue any security of any kind evidencing a right to subscribe for and receive or which is otherwise exercisable for or convertible into or exchangeable for) shares of any class of the Company's Capital Stock other than shares of the Company's Common Stock; provided, however, that this provision shall not be deemed to be breached by the Company having outstanding the Currently Outstanding Shares.

     (h) FINANCIAL STATEMENTS. The Company will deliver to the holders of Warrant Securities:

           (i) within 120 days after the end of each fiscal year of the Company, audited consolidated balance sheets of the Company and its Subsidiaries and related statements of income, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by the Company's independent public accountants to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company and its Subsidiaries on a consolidated basis in accordance with generally accepted accounting principles consistently applied;

           (ii) within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, consolidated balance sheets of the Company and its Subsidiaries and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by the chief financial officer, principal accounting officer, treasurer or controller of the Company as presenting fairly in all material respects the financial condition and results of operations of the Company and its Subsidiaries on a consolidated basis in accordance with generally accounting principles consistently applied, subject only to normal year-end audit adjustments and the absence of footnotes.

     (i)   RULE 144 REPORTING. The Company covenants as follows:

           (i) The Company shall make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after 90 days following its Initial Public Offering.

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           (ii)   The Company shall file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act at any time after the Company has become subject to such reporting requirements of the Exchange Act.

           (iii) The Company shall furnish to each holder of Warrant Securities forthwith upon request (x) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following its Initial Public Offering), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (y) a copy of the most recent annual or quarterly report of the Company, and (z) such other reports and documents so filed as such holder may reasonably request to avail itself of any rule or regulation of the Commission allowing a holder of Warrant Shares to sell any such securities without registration.

     SECTION 7.   DISTRIBUTIONS AND NOTICES.

     (a) CERTAIN DISTRIBUTIONS. In case at any time or from time to time prior to the Company's Initial Public Offering the Company shall set a record date of the holders of any class or series of its capital stock for the purpose of entitling them to receive any dividend or other distribution (collectively, a "Distribution") of:

           (A) cash (other than the following dividends (collectively, the "Excluded Distributions"): (1) a single dividend in an amount not to exceed $10,000,000 in the aggregate payable not later than 30 days following the Closing Date and (2) subsequent dividends all of which together shall aggregate not more than $40 million, but only to the extent that any such dividend described in clause (1) or (2) of this Section 8(a)(A) is used by Hexal not later than the Business Day next following the date of payment of any such dividend to make a payment or prepayment on the Note (as defined in the Purchase Agreement) in a matching amount),

           (B) any (x) evidences of its Indebtedness, or (y) other securities or property of any nature whatsoever (other than cash or shares of the Company's capital stock), or

           (C) any options, warrants or other rights to subscribe for or purchase any of the following: any (x) evidences of Indebtedness, or (y) other securities or property of any nature whatsoever (other than shares of Capital Stock), then each Warrantholder shall be entitled to receive upon the exercise of its Warrant(s) at any time on or after such record date, the number of Warrant Shares to be received upon exercise of such Warrant(s) determined as stated herein and, in addition and without further payment, the net amount (after giving effect to any equity infusions made by the Company's stockholders) of cash, evidences of Indebtedness, stock, securities, other property, options, warrants and/or other rights (or any portion thereof) to which such Warrantholder would have been entitled by way of such Distribution and subsequent dividends and distributions through the date of exercise as if such Warrantholder (I) had exercised its Warrant(s) immediately prior to such Distribution and

(II) had retained the Distribution and all subsequent dividends and distributions of any nature whatsoever in respect of any stock or securities paid as dividends and distributions and originating directly or indirectly from such Distribution. It is the intent of the parties (x) that each Warrantholder shall not receive any of the Excluded Distributions and (y) to amend promptly after the Closing Date, Section A of Article Fourth of the Company's Certificate of Incorporation by adding the following sentence after the first sentence of such Section A: "The holders of Common Stock shall not be entitled to participate with the holders of Preferred Stock in any dividends paid or set aside for payment to the Preferred Stock unless the resolution authorizing such dividend shall so expressly provide." Each Warrantholder hereby irrevocably waives the right to receive the Excluded Distributions, whether or not he or it is then a holder of Warrant Shares. Each Warrantholder agrees to take all action reasonably requested by the Company to implement the intent of this waiver and the proposed amendment to the Company's Certificate of Incorporation.

     (b) NOTICE OF PROPOSED ACTIONS. In case the Company shall propose (A) to pay any dividend payable in stock of any class to the holders of its Common Stock or to make any other distribution (whether in stock, cash, property, evidences of indebtedness or other securities) to the holders of its Common Stock, (B) to offer to the holders of its Common Stock rights to subscribe for or to purchase any Convertible Securities or additional shares of Common Stock or shares of stock of any class or any other securities, warrants, rights or options, (C) to effect any reclassification of its Common Stock, (D) to effect any recapitalization, stock subdivision, stock combination or other capital reorganization, (E) to effect any consolidation or merger, share exchange, or sale, lease or other disposition of all or substantially all of its property, assets or business or any other Sale of the Company or (F) to effect the liquidation, dissolution or winding up of the Company, then in each such case the Company shall give to each Warrantholder written notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution or rights, or the date on which such reclassification, reorganization, consolidation, merger, share exchange, sale, transfer, disposition, Sale of the Company, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, or the date on which the transfer of Common Stock is to occur, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock. Such notice shall be so given in the case of any action covered by clause (A) or (B) above at least fifteen (15) days prior to the record date for determining holders of the Common Stock for purposes of such action and, in the case of any other such action, at least fifteen (15) days prior to the earlier of the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock.

     SECTION 8.   NO DILUTION OR IMPAIRMENT.

     The Company will not, by amendment of its Charter Documents or through any reorganization, recapitalization, transfer of assets, consolidation, merger, share exchange, dissolution or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of any Warrant, including without limitation the terms of Section 8 hereof, and will at all times in good faith assist in the carrying out of all such terms and in taking of all such action as may be necessary or appropriate to protect the rights of the Warrantholder against dilution or other impairment. Without limiting the generality of the foregoing and notwithstanding any other provision of any Warrant to the contrary (including by way of implication), the Company (a) will not increase the par value of any shares of Common Stock receivable on the exercise of any Warrant above the amount payable therefor on such exercise and (b) will take all such corporate action as may be necessary or appropriate so that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of any Warrant.

     SECTION 9.   REGISTRATION RIGHTS; PROCEDURES; INDEMNIFICATION.

     (a) INCIDENTAL REGISTRATION. If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-8 or another form not available for registering Warrant Shares for sale to the public), each such time it will give written notice to all holders of Warrant Securities of its intention to do so. Upon the written request of any such holder, given within 20 days after the date of any such notice, to register any of its Warrant Shares (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Warrant Shares as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Warrant Shares so registered. The Company may withdraw any such registration statement before it becomes effective or postpone the offering of securities contemplated by such registration statement without any obligation to the holders of any Warrant Shares. In the event that any registration pursuant to this Section 10(a) shall be an underwritten public offering of Common Stock, a holder may be excluded from the underwriting if such holder does not agree to the terms of the underwriting. The number of shares of Common Stock, including, without limitation Warrant Shares, to be included in such an underwriting may be reduced if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; PROVIDED, HOWEVER, that if any shares are to be included in such underwriting for the account of any person other than the Company, the number of shares to be included by any such person shall be reduced first. With respect to the proviso of the preceding sentence, if the Company elects to reduce the amount of Warrant Shares proposed to be offered in the underwriting for the accounts of all persons other than the Company, such reduction shall be PRO RATA among all such persons (other than the Company) and, for purposes of making any such reduction, each holder of Warrant Shares which is a partnership, together with the affiliates, partners, employees, retired partners and retired employees of such holder, the estates and family members of any such partners, employees, retired partners and retired employees and of their spouses, and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "person," and any PRO RATA reduction with respect to such "person" shall be based upon the aggregate number of Warrant Shares owned by all entities and individuals included as such "person", as defined in this sentence (and the aggregate number so allocated to such "person" shall be allocated among the entities and individuals included in such "person" in such manner as such holder of Warrant Shares may reasonably determine). Notwithstanding anything to the contrary contained in this Section 10(a), if requested by the Company and its underwriter, each Warrantholder and holder of Warrant Shares shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by it (other than those included in the registration) during a period not to exceed a 180 day period following the effective date of the Company's registration statement in the case of the Company's Initial Public Offering, provided that all officers, directors and Affiliates of the Company (who own the Capital Stock of the Company) and each holder of more than 1% of the outstanding Common Stock of the Company shall enter into similar agreements.

     (b) REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 10(a) hereof to use its best efforts to effect the registration of any Warrant Shares under the Securities Act, the Company will, as expeditiously as possible:

           (i) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

           (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 10(b)(i) above and as to comply with the provisions of the Securities Act with respect to the disposition of all Warrant Shares covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

           (iii) furnish to each seller and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons may reasonably request in order to facilitate the public sale or other disposition of the Warrant Shares covered by such registration statement;

           (iv) use its best efforts to register or qualify the Warrant Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of Warrant Shares or, in the case of an underwritten public offering, the managing underwriter shall reasonably request provided that the Company would not be required to execute a general consent to service of process, unless the Company is already subject to service in such jurisdiction;

           (v) immediately notify each seller under such registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

           (vi) use its best efforts to furnish, at the request of any seller, on the date that Warrant Shares is delivered to the underwriters for sale pursuant to such registration: (x) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating (A) that such registration statement has become effective under the Securities Act, (B) that, to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act and

(C) that the registration statement and the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need not express any opinion as to financial statements contained therein), and to such other effects as may reasonably be requested by counsel for the underwriters or by such seller or its counsel, and (y) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters or such seller may reasonably request; and

           (vii) make available for inspection by each seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

     For purposes of Sections 10(b)(i) and (ii) above, the period of distribution of Warrant Shares in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Warrant Shares in any other registration shall be deemed to extend until the earlier of the sale of all Warrant Shares covered thereby or 120 days after the effective date thereof.

     In connection with each registration hereunder, the selling holders of Warrant Shares will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be necessary in order to assure compliance with Federal and applicable state securities laws.

     In connection with each registration pursuant to Section 10(a) hereof covering an underwritten public offering, the Company agrees to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Company's size and investment stature, provided that such agreement shall not contain any such provision applicable to the Company which is inconsistent with the provisions hereof and provided, further, that the time and place of the closing under said agreement shall be as mutually agreed upon between the Company and such managing underwriter.

     (c)   EXPENSES. All expenses incurred by the Company in complying with
Section 10(a) hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees of the

National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance, but excluding any Selling Expenses, are herein called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Warrant Shares are herein called "Selling Expenses." The Company will pay all Registration Expenses in connection with each registration statement filed pursuant to Section 10(a) hereof. All Selling Expenses incurred in connection with any sale of Warrant Shares by any participating seller shall be borne by such participating seller, or by such persons other than the Company (except to the extent the Company shall be a seller) as they may agree.

     (d) INDEMNIFICATION. In the event of a registration of any of the Warrant Shares under the Securities Act pursuant to 10(a) hereof, the Company will indemnify and hold harmless each seller of such Warrant Shares thereunder and each underwriter of such Warrant Shares thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any and all losses, claims, damages, expenses or liabilities, joint or several, to which such seller or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Warrant Shares were registered under the Securities Act pursuant to
Section 10(a), any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such seller, such underwriter or such controlling person in writing specifically for use in such registration statement or prospectus.

     In the event of a registration of any of the Warrant Shares under the Securities Act pursuant to Section 10(a) hereof, each seller of such Warrant Shares thereunder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages, expenses or liabilities, joint or several, to which the Company or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Warrant Shares were registered under the Securities Act pursuant to Section 10(a), any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; PROVIDED, FURTHER, HOWEVER, that the liability of each seller hereunder shall be limited to the proceeds received by such seller from the sale of Warrant Shares covered by such registration statement. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under this Section 10(d). In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 10(d) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

     Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the reasonable fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified party as aforesaid, (ii) the indemnified party shall have reasonably concluded that its interests conflict with the interests of the indemnifying party, the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

     (e) CONTRIBUTION. In order to provide for just and equitable contribution in circumstances under which the indemnity contemplated by Section 10(d) is for any reason not available as a result of a final judicial determination by a court of competent jurisdiction that such indemnification obligation is unenforceable in such case, the party which, but for such final judicial determination of unenforceability would have been required to indemnify (the "INDEMNIFYING PARTY"), and the party which, but for such final judicial determination would have been entitled to be indemnified in such circumstances (the "INDEMNIFIED PARTY") shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by Indemnified Party in such proportion as is appropriate to reflect the relative fault of the Indemnifying and the Indemnified Parties. The parties' relative fault shall be determined by reference to, among other things, whether the claims relate to information provided by or relating to such Party, each Party's knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances. The Company and each Person selling securities agree with each other that no seller of Common Stock shall be required to contribute any amount in excess of the amount such seller would have been required to pay to an indemnified party if the indemnity under Section 10(d) were available.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The indemnification of underwriters provided for in this Section 10(d) shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters and the indemnification of the sellers of Warrant Shares in such underwriting shall, at the sellers' request, be modified to conform to such terms and conditions.

     (f) TERMINATION OF REGISTRATION RIGHTS. The right of any Warrantholder or holder of Warrant Shares to request inclusion in any registration pursuant to
Section 10(a) shall terminate on the earlier of (i) such date after the closing of the Initial Public Offering of the Company as all Warrant Shares held or entitled to be held upon conversion by such Warrantholder or holder of Warrant Shares may immediately be sold under Rule 144(k), and (ii) 2 years after the closing of the Company's Initial Public Offering.

     SECTION 10.  TRANSFERS OF THE WARRANT.

     (a) TRANSFER AND EXCHANGES. The Company shall initially record each Warrant on a register to be maintained by the Company with its other stock books and, subject to Section 11(b) hereof, from time to time thereafter shall record a transfer of each Warrant on such register when such Warrant is: (i) surrendered for transfer in accordance with the terms hereof, (ii) properly endorsed and accompanied by appropriate instructions, and (iii) accompanied by payment in cash or by check, bank draft or money order payable to the order of the Company, in United States currency, of an amount equal to any stamp or other tax or governmental charge or fee required to be paid in connection with the transfer thereof. Upon any such transfer, a new Warrant or Warrants shall be issued to the transferee and the affected Warrantholder (in the event that such Warrant is only partially transferred) and the surrendered Warrant shall be canceled. Each such transferee shall succeed to all of the rights of the transferring Warrantholder under this Agreement or in the event that such Warrant is only partially transferred, the transferring Warrantholder and such transferee shall, simultaneously, hold rights hereunder in proportion to their respective Percentage Interests. Each Warrant may be exchanged at the option of a Warrantholder, when surrendered at the Principal Office of the Company, for another

Warrant or other Warrants of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock, subject to adjustment as more fully set forth herein.

     (b) TRANSFERS SUBJECT TO SECURITIES LAWS; STOCKHOLDERS AGREEMENT. Subject to the restrictions set forth in this Section 11 and the provisions of
Section 12, each Warrantholder may at any time and from time to time freely transfer its Warrant and the Warrant Shares in whole or in part after the eighteen (18) month anniversary of the date of this Agreement. Prior to the eighteen (18) month anniversary of the date of this Agreement, no Warrantholder may transfer the Warrant or the Warrant Shares, in whole or in part, without the prior written consent of the Company, except as provided in the proviso of the first paragraph of Section 12(a)(i), and except to an Affiliate of such Warrantholder who has agreed in writing to be bound by the terms of this
Section 11(b) and Section 12. No Warrant has been, and the Warrant Shares at the time of their issuance may not be, registered under the Securities Act, and, except as provided in this Agreement, nothing herein contained shall be deemed to require the Company to so register any Warrant or Warrant Shares. The Warrants and the Warrant Shares are issued or issuable subject to the provisions and conditions contained herein and in the Purchase Agreement, and every Warrantholder by accepting any Warrant and each transferee of any Warrant or Warrant Shares, agrees with the Company to such provisions and conditions, and represents to the Company that such Warrant has been acquired and the Warrant Shares will be acquired for the account of such Warrantholder for investment and not with a view to or for sale in connection with any distribution thereof.

     (c) RESTRICTIVE SECURITIES LEGEND. Each certificate representing the shares of Common Stock issued upon the exercise of any Warrant shall bear the restrictive legend set forth below:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION AND/OR QUALIFICATION REQUIREMENTS OF SUCH ACT AND SUCH STATE LAWS."

     SECTION 11.  RIGHT OF FIRST REFUSAL IN SALES BY SECURITY HOLDERS.

     (a)   RIGHT OF FIRST REFUSAL ON SALES.

           (i) SALES TO THIRD PARTIES. If at any time after the eighteen (18) month anniversary of the date of this Agreement, a Warrantholder or the holder of shares received upon the exercise of the Warrant or any other shares of capital stock into which the shares of Common Stock may be converted (each, a "SECURITIES HOLDER") desires to transfer all or any part of the Warrant or the shares of capital stock of the Company beneficially owned by him (the "SECURITIES") in a privately-negotiated transaction pursuant to a bona fide offer (the "Proposed Sale") from a third party to the Securities Holder or by the Securities Holder to a third party (the "PROPOSED TRANSFEREE"), such Securities Holder shall first submit a written offer (the "OFFER") to sell such Securities (the "OFFERED SECURITIES") to Hexal Pharmaceuticals, Inc. or its assignee ("HEXAL") on terms and conditions, including without limitation, price, not less favorable to Hexal than those on which the offering Securities Holder proposes to sell such Offered Securities to the Proposed Transferee or otherwise pursuant to the Proposed Sale; provided, however, that the requirements set forth in this Section 12(a)(i) shall not apply to any Proposed Sale if the Proposed Transferee in such Proposed Sale is an Affiliate or stockholder of the offering Securities Holder, any general or limited partner or retired partner, or any stockholder, officer, director or employee thereof, or any Affiliate of any such person, including, without limitation, members of the immediate family, irrevocable trusts for estate planning purposes and personal representatives thereof who shall agree in writing with the Company to be bound by the terms of Section 11 and this Section 12.

     The Offer shall disclose the identity of the Proposed Transferee, and the terms of the Proposed Sale, the number of Offered Securities proposed to be sold, the total number of Securities owned by the offering Securities Holder, the terms and conditions, including without limitation, price, of the Proposed Sale, and any other material facts relating to the Proposed Sale which may be requested by Hexal. The offer shall further state that Hexal or its assignees may acquire, in accordance with the provisions of this Agreement, all or any portion of the Offered Securities for the price indicated in the Offer and upon the other terms and conditions, including, without limitation, deferred or installment payment (if applicable), set forth therein.

     Additionally, each Securities Holder agrees not to make any Proposed Sale to any competitor of the Company or any of its Affiliates without the prior written consent of Hexal.

           (ii) HEXAL'S RIGHT OF FIRST REFUSAL. Upon receipt of the Offer, if Hexal or its assignees desires to purchase all, but not less than all, of the Offered Securities, Hexal shall so indicate by delivering a written notice of its election to purchase such shares to the offering Securities Holder, which notice shall be delivered in person not later than ten (10) days following the date on which Hexal received the Offer. Such notice shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of such Offered Shares to Hexal or its assignees on the terms of the Offer. The closing of the sale of the Offered Securities to Hexal pursuant to this clause (ii) of Section 12(a) shall be made at the offices of the Company on such date as may be agreed upon by the Company and the offering Securities Holder, but no later than the 30th day following the date the Offer is received by Hexal. Such sale shall be effected by the offering Securities Holder's delivery to Hexal of a certificate(s) evidencing the Offered Securities (or any portion thereof) to be purchased by Hexal or its assignees, duly endorsed for transfer to Hexal or its assignees, against payment to the offering Securities Holder of the purchase price by Hexal or its assignees. The exercise or non-exercise by Hexal of its rights pursuant to this clause (ii) of Section 12(a), shall be without prejudice to its rights under this clause (ii) of Section 12(a) with respect to any future sales of Offered Securities.

           (iii) SALES TO PROPOSED TRANSFEREE. If Hexal and/or its assignees do not purchase all of the Offered Securities, the Offered Securities may be sold by the offering Securities Holder, at any time after the 15th day, but not later than the 60th day, after the date the Offer was made, pursuant to the Proposed Sale. Any such sale shall be at the same price and upon other terms and conditions, if any, not more favorable to the transferee than those specified in the Offer. Any Offered Securities not sold prior to the expiration of such 60-day period, shall continue to be subject to the requirements of a prior offer and right of first refusal pursuant to this Section 12(a).

     (b) ALTERATION OF TERMS OF OFFER. For the purposes of Section 12(a), if either the offering Securities Holder or the Proposed Transferee proposes to alter any material terms or conditions, including, without limitation, the price, of the Offer, such alteration shall be deemed a cancellation of the Offer and shall require the issuance of a new offer on the terms and conditions proposed in such alteration. The provisions of this Section 12, including, without limitation, subsection (a) thereof, shall apply to such new offer.

     (c) TERM. This Section 12 shall terminate upon the consummation of an Initial Public Offering.

     (d) TRANSFER OF SECURITIES BY STOCKHOLDERS. Notwithstanding anything to the contrary contained in this Agreement, no Securities Holder shall sell, transfer, or dispose of Securities owned by it, and each such sale, transfer, or disposition shall be null and void, unless the transferee of such Securities executes a counterpart of this Agreement, or otherwise agrees in writing to be bound by all of the provisions hereof.

     COME ALONG. Prior to the Company's Initial Public Offering, neither Hexal nor a Permitted Hexal Transferee (as defined below) (each, a "HEXAL SELLER") shall sell, dispose of or otherwise transfer (collectively, a "DISPOSITION") any shares of the Company's Capital Stock to any Person (a "THIRD PARTY TRANSFEREE"), other than to a Permitted Hexal Transferee, except in a transaction that complies with this Section 13. As used herein, a "PERMITTED HEXAL TRANSFEREE" means an Affiliate of Hexal to when a Disposition of shares of the Company's Capital Stock has been made, that has agreed to be bound as a Hexal Seller by the terms of this Section 13.

     (e) COME ALONG. Each Hexal Seller shall permit each holder of Warrant Securities, or cause each holder of Warrant Securities to be permitted, to sell all or any part of the Warrant Shares held by or issuable to him, her or it for the same consideration per share and otherwise on the same terms and as those applicable to the sale by the Hexal Seller of its shares (calculated in the case of the Preferred Stock held by the Hexal Seller, on an as-if converted basis). To the extent one or more of the holders of Warrant Securities exercise such right of participation and the transferee limits the number of shares it purchases, the number of shares of the Company's Preferred Stock (or Common Stock) which the Hexal Seller may sell in such Disposition shall be correspondingly reduced (calculated in the case of the Preferred Stock held by the Hexal Seller, on an as-if converted basis). Each Hexal Seller's and each holder of Warrant Securities' pro rata share shall be the ratio of the number of shares of Common Stock issued and held by such Person (on an as-if converted and as-if exercised basis) as of the date of the offer to the sum of the total number of shares of Common Stock issued and held by all exercising holders of Warrant Securities and all Hexal Sellers, as a group (on an as-if converted and as-if exercised basis) as of such date.

     (f) NOTICE. Hexal's obligation under this Section 13 to afford the holders of Warrant Securities, or cause the holders of Warrant Securities to be afforded, the rights referred to herein will be discharged if the holders of Warrant Securities are given written notice which allows such holders thirty (30) days to elect to avail themselves of such rights by a written reply, addressed to such Person as may be designated in the notice and, if requested in such notice, sent by registered mail, return receipt requested. If a Third Party Purchaser fails to purchase any shares from a holder of Warrant Securities who has properly exercised its come-along rights pursuant to this
Section 13 (other than shares not purchased as a result of the pro-rata cut back mechanism described in subsection (a) of this Section 13, then the Hexal Seller shall not be permitted to consummate its proposed sale to the Third Party Purchaser, and any such attempted sale shall be null and void AB INITIO and the Company shall not register any purported Disposition of the shares resulting therefrom.

     (g) NO IMPAIRMENT. No Hexal Seller will Dispose of its interest in any Person that directly or indirectly controls the Company for the purpose of avoiding or seeking to avoid the observance or performance of the terms of this
Section 13.

     CONFIDENTIALITY. Each Securities Holder agrees that it shall, and shall cause each of its officers, directors, stockholders, employees, agents and representatives to, keep confidential and will not disclose or divulge any confidential, proprietary or trade secret type information which such Securities Holder may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Securities Holder pursuant to financial statements, reports and other materials submitted by the Company to such Securities Holder pursuant to this Agreement, or pursuant to visitation or inspection rights granted hereunder, unless such information is known, or until such information becomes known, to the public; provided, however, that a Securities Holder may disclose such information (a) on a confidential basis to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (b) to any affiliate or partner of such Securities Holder, and (c) as required by regulatory authority or applicable law.

     DELAYS, OMISSIONS AND INDULGENCES. No delay or omission to exercise any right, power or remedy accruing to any Warrantholder upon any breach or default of the Company hereunder or under any Warrant shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on any Warrantholder's part of any breach or default hereunder or under any Warrant, or any waiver on any Warrantholder's part of any provisions or conditions hereof or of any Warrant must be in writing and that all remedies, either hereunder, under any Warrant or by law or otherwise afforded to the Warrantholders, shall be cumulative and not alternative.

     RIGHTS OF TRANSFEREES. The rights and obligations of the Warrantholders hereunder and under each Warrant shall pass to and inure to the benefit of all subsequent transferees of all or any portion of a Warrant or Warrant Shares (provided that each Warrantholder and any transferee shall hold such rights in proportion to their respective ownership of the Warrants and Warrant Shares) until extinguished pursuant to the terms hereof, provided that the rights set forth in Section 10 may be transferred or assigned only to a transferee or assignee of not less than 5,000 Warrant Shares, as adjusted for stock splits, stock dividends or other like recapitalization events after the date hereof.

     CAPTIONS. The titles and captions of the Sections and other provisions hereof are for convenience of reference only and are not to be considered in construing this Agreement.

     NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopy, overnight courier service or personal delivery:

     (a)   if to the Company or Hexal:

           Eon Labs Manufacturing, Inc.
           227-15 North Conduit Avenue
           Laurelton, NY 11413
           Attention:   William F. Holt
           Telecopy:    (718) 276-1735

     (b) if to any Warrantholder, to the respective address set forth on the corporate records of the Company.

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

     SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that the Company shall have no right to assign its rights, or to delegate its obligations, hereunder without the prior written consent of each Warrantholder.

     SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

     GOVERNING LAW. THIS AGREEMENT AND EACH WARRANT IS TO BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE.

     ENTIRE AGREEMENT; AMENDMENT. This Agreement, the Warrant and the Purchase Agreement are intended by the parties as a final expression of their agreement and are intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. Except as otherwise expressly provided in this Agreement, any provision of this Agreement or of any Warrant may be amended or modified only by an instrument in writing signed by the Company and the Required Warrantholders.

     RULES OF CONSTRUCTION. Unless the context otherwise requires "or" is not exclusive, and references to sections or subsections refer to sections or subsections of this Agreement. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                                      * * *

     IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed as of the date first above written.

                                    EON LABS MANUFACTURING, INC.

                                    By: /s/ William F. Holt
                                        ----------------------------------------
                                        Name:  William F. Holt
                                               ---------------------------------
                                        Title: Vice President - Finance
                                               ---------------------------------

                                    WARRANTHOLDERS:

                                    J.H. WHITNEY & CO.

                                    By:  /s/ Daniel J. O'Brien
                                         ---------------------------------------

                                    WHITNEY 1990 EQUITY FUND, L.P.

                                    By:  /s/ Daniel J. O'Brien
                                         ---------------------------------------

                                    CITICORP VENTURE CAPITAL, LTD.

                                    By:  /s/ Rick Mayberry
                                         ---------------------------------------

                                    CANAAN CAPITAL OFFSHORE LIMITED
                                         PARTNERSHIP, C.V.

                                    By:  /s/ Stephen L. Green
                                         ---------------------------------------

                                    CANAAN CAPITAL LIMITED PARTNERSHIP

                                    By:  /s/ Stephen L. Green
                                         ---------------------------------------

                                    QAUI, LTD.

                                    By:  /s/ Ariane Slinger
                                         ---------------------------------------

                                         /s/ Jacqueline Nabin
                                         ---------------------------------------

                                    /s/ Jeffry R. Ray
                                    --------------------------------------------
                                    Jeffrey R. Jay

                                    /s/ Stephen C. Sherrill
                                    --------------------------------------------
                                    Stephen C.  Sherrill

                                    /s/ Bruce C. Bruckmann
                                    --------------------------------------------
                                    Bruce C. Bruckmann

                                    /s/ Richard M. Cashin
                                    --------------------------------------------
                                    Richard M. Cashin

                                    /s/ Jeanne Blasberg
                                    --------------------------------------------
                                    Jeanne Blasberg, Trustee of The Thomas F.
                                    McWilliams Flint Trust dated 10/27/98

                                    /s/ David F. Thomas
                                    --------------------------------------------
                                    David F. Thomas

                                    /s/ Harold O. Rosser
                                    --------------------------------------------
                                    Harold O. Rosser

                                    SOLELY FOR THE PURPOSE OF SECTION 13
                                    HEREOF:
                                    HEXAL PHARMACEUTICALS, INC.

                                    By:  /s/ Werner Leppla
                                         ---------------------------------------

                                    EXHIBIT A

                                 FORM OF WARRANT

         THIS STOCK PURCHASE WARRANT AND THE SHARES THAT MAY BE PURCHASED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OR EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION AND/OR QUALIFICATION REQUIREMENTS OF SUCH ACT AND SUCH STATE LAWS.

                          EON LABS MANUFACTURING, INC.

                             STOCK PURCHASE WARRANT

Number _________

     THIS IS TO CERTIFY that [_______________], and its transferees, successors and assigns (the "WARRANTHOLDER"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, is entitled to purchase from EON LABS MANUFACTURING, INC., a Delaware corporation (the "COMPANY"), subject to the terms and conditions of the Warrant Agreement, dated as of December 5, 2000 (as amended or otherwise modified, the "WARRANT AGREEMENT"), between the Company and the other parties thereto, at a price per share equal to the Exercise Price, that number of fully paid and nonassessable share of the Company's Common Stock as are equal to __% (the "ASSIGNED PERCENTAGE") of the Company's Fully Diluted Common Stock. Capitalized terms used herein shall have the meanings ascribed to such terms in Section 1 of the Warrant Agreement.

     Payment of the Exercise Price may be made as set forth in Section 3 of the Warrant Agreement.

     If this Warrant is not exercised on or before 5:00 p.m., New York City time on the Expiration Date, this Warrant shall become void and all rights hereunder shall cease as of such time, except as provided in the Warrant Agreement.

     This Warrant is one of the Warrants issued pursuant to the Warrant Agreement and is subject to, and entitled to the benefits of, all of the terms, provisions and conditions of the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference herein and made a part hereof. The Warrant Agreement sets forth a full description of the rights, limitations of rights, obligations, duties and immunities of the Company and the Warrantholder with respect to this Warrant. Copies of the Warrant Agreement are on file at the Principal Office of the Company.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its duly authorized officer, as of the __ day of [____________].

                                    EON LABS MANUFACTURING, INC.

                                    By:
                                        ----------------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT B

                           FORM OF NOTICE OF EXERCISE

_______________, ____

To:      Eon Labs Manufacturing, Inc.
         227-15 North Conduit Avenue
         Laurelton, NY  11413
         Attention:  William F. Holt
         Telecopy:

     1. The undersigned, pursuant to the provisions of the attached Warrant, hereby elects to exercise such Warrant with respect to ___ shares of Common Stock (the "EXERCISE AMOUNT"). Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the attached Warrant.

     2. The undersigned herewith tenders payment for such shares in the following manner (please check type, or types, of payment and indicate the portion of the Exercise Price to be paid by each type of payment):

            ____     Exercise for Cash
            ____     Cashless Exercise

     3. Please issue a certificate or certificates representing the shares issuable in respect hereof under the terms of the attached Warrant, as follows:

                    (Name of Record Warrantholder/Transferee)

and deliver such certificate or certificates to the following address:

                  (Address of Record Warrantholder/Transferee)

     4. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

     5. If the Exercise Amount is less than all of the shares of Common Stock purchasable hereunder, please issue a new warrant representing the remaining balance of such shares, as follows:

                    (Name of Record Warrantholder/Transferee)

and deliver such warrant to the following address:

                  (Address of Record Warrantholder/Transferee)

     IN WITNESS WHEREOF, the undersigned Warrantholder has caused this Notice of Exercise to be executed as of this ___ day of ____________, ____.

                                    (Name of Warrantholder)

                                    By:
                                        ----------------------------------------